UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

AQUA METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37515	47-1169572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)(Zip Code)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock: Par value $0.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2024, Aqua Metals, Inc. (“Company”) filed with the Delaware Secretary of State an amendment (“Amendment”) to the Company’s First Amended and Restated Certificate of Incorporation to effect a reverse split of the Company’s issued and outstanding shares of its common stock on a one-for-twenty (1:20) basis. A copy of the Amendment is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

On November 1, 2024, the Company issued a press release announcing the reverse split. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 28, 2024, the Company held a Special Meeting of Stockholders for the purpose of approving and adopting an Amendment to the Company’s First Amended and Restated Certificate of Incorporation to effect a reverse split of the Company’s issued and outstanding shares of its common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), with the exact ratio within such range to be determined by the Board of Directors of the Company.

The Company’s stockholders approved the Amendment, with shares (calculated on a pre-split basis) voted as follows:

For	69,915,485
Against	6,406,695
Abstain	297,739

There were no broker non-votes on the approval of the Amendment.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits	Method Filing

The following exhibits are filed with this report:

Exhibit 3.1	Amendment to the Company’s First Amended and Restated Certificate of Incorporation.	Filed electronically herewith
Exhibit 99.1	Press Release dated November 1, 2024 Announcing Reverse Split	Filed electronically herewith
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: November 1, 2024	/s/ Judd Merrill
Judd Merrill
Chief Financial Officer